COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                      COVA VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED DECEMBER 10, 1996
                     TO PROSPECTUS DATED DECEMBER 2, 1996


This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by Cova Financial Services Life Insurance Company ("Cova Life") and Cova Variable Annuity Account One ("Variable Account One").

The purpose of this supplement is to notify you of a proposal to substitute shares of the International Equity Portfolio of Cova Series Trust ("Cova Trust") for shares of the Global Equity Portfolio of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund") held by Variable Account One to fund certain single purchase payment and flexible purchase payment variable annuity contracts ("Contracts") issued by Cova Life.

On December 10, 1996, Cova Life filed an application with the Securities and Exchange Commission ("Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable state insurance authorities, Cova Life and Variable Account One propose to effect the Substitution as soon as is practical.

Cova Life has proposed the Substitution to provide a transfer of the assets from the Global Equity Portfolio which in the future is not expected to be of sufficient size to promote consistent investment performance or to reduce operating expenses.

A Contract owner, prior to the date of Substitution, may transfer his or her Global Equity Sub-Account Value to any other sub-account of Variable Account One without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, Cova Life will permit transfers from the International Equity Sub-Account to any other sub-account of Variable Account One available under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from the International Equity Sub-Account will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios in which Variable Account One invests is set forth in the Prospectus. You may obtain a Prospectus by writing or calling Cova Life at the address or telephone number set forth below.

Cova Life will effect the Substitution by simultaneously placing an order to redeem the shares of the Global Equity Portfolio and an order to purchase shares of the International Equity Portfolio.

Cova Life will bear the expenses attributable to the Substitution. Cova Life will send affected Owners a notice within five days after the Substitution.


                       CUSTOMER SERVICE: (800) 343-8496
          Issued by: Cova Financial Services Life Insurance Company
                            Distributed by: Cova Life Sales Company
                                   One Tower Lane, Suite 3000
                                   Oakbrook Terrace, Illinois 60181-4644